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                                  EXHIBIT 24.1

                             RWD TECHNOLOGIES, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of RWD Technologies, Inc., a Maryland corporation, constitute and appoint Robert W. Deutsch and Laurens MacLure, Jr., and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as directors and officers of RWD Technologies, Inc., a Registration Statement on Form S-8 (or other appropriate form) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any amendment or supplement to such Registration Statement relating to the sale of Common Stock under the Amended 1998 Omnibus Stock Incentive Plan and the Amended and Restated Employee Stock Purchase Plan. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Dated:  April 26, 2002

              Signature                                                        Title
              ---------                                                        -----
/s/Robert W. Deutsch                                    Chief Executive Officer and Chairman of the Board
------------------------------------
           Dr. Robert W. Deutsch                            Of Directors (Principal Executive Officer)

/s/Beth Marie Buck                                                   Chief Financial Officer
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              Beth Marie Buck                              (Principal Financial and Accounting Officer)

/s/Kenneth J. Rebeck                                    Senior Vice President and Chief Operating Officer,
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             Kenneth J. Rebeck                                               Director

/s/Dana M. Sohr                                           President, Enterprise Systems Group, Director
------------------------------------
                Dana M. Sohr

/s/Daniel J. Slater                                      President, Performance Solutions Group, Director
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              Daniel J. Slater

/s/Dr. David Yager                                               President, Latitude360, Director
------------------------------------
              Dr. David Yager

/s/Jeffrey W. Wendel                                      Senior Vice President, IT & Industry Services
------------------------------------
             Jeffrey W. Wendel

/s/Jane C. Brown                                                             Director
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               Jane C. Brown

/s/James R. Kinney                                                           Director
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              James R. Kinney

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/s/ Jerry P. Malec                                         Director
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               Jerry P. Malec

/s/Robert T. O'Connell                                     Director
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            Robert T. O'Connell

/s/Robert M. Rubin                                         Director
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              Robert M. Rubin

/s/Henry Z Shelton, Jr.                                    Director
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            Henry Z Shelton, Jr.